SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2005

                         AMERICANA DISTRIBIBUTION, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       Colorado                      000-25783                 84-1453703
    (STATE OR OTHER            (COMMISSION FILE NO.) (IRS EMPLOYEE INCORPORATION
 JURISDICTION OF ORGANIZATION)                          OR IDENTIFICATION NO.)

                            c/o Anslow & Jaclin, LLP
                             195 Route 9, Suite 204
                               Manalapan, NJ 07726
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (973) 726-5240
                            (ISSUER TELEPHONE NUMBER)


                           Americana Publishing, Inc.
                          303 San Mateo NE, Suite 104A
                          Albuquerque, New Mexico 87108
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2005, the Company completed a financing agreement for $980,000 with Montgomery Equity Partners, Ltd. ("Montgomery"). Of such amount, the original principal amount of Eight Hundred Twenty Thousand Dollars ($820,000) was previously funded pursuant to a Promissory Note dated March 31, 2005 issued by the Company to Montgomery and the balance of One Hundred Sixty Thousand Dollars ($160,000) was funded at Closing. The Company issued to Montgomery a secured convertible debenture in the amount of $993,969 which represents the original principal, interest and fees for the $820,000 previously funded as well as an additional secured convertible debenture in the amount of $160,000. Both convertible debentures have an interest rate of 15% interest rate maturity dates of December 28, 2006 and are convertible into common shares of the Company at the lesser of (a) $0.001 or (b) seventy five percent (75%) of the lowest Closing Bid Price of the Common Stock, as quoted by Bloomberg, LP, of the ten (10) trading days immediately preceding the Conversion Date. The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

The Company is committed to filing an SB-2 Registration Statement with the SEC within 60 days from the Closing Date. There are penalty provisions for the Company should the filing not become effective within 120 days of the Closing Date. The debentures are secured by all of the assets of the Company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

10.1     Securities Purchase Agreement
10.2     Secured Convertible Debenture in the amount of $993,969
10.3     Secured Convertible Debenture in the amount of $160,000
10.4     Investor Registration Rights Agreement
10.5     Amended and Restated Security Agreement
10.6     Escrow Agreement
10.7     Amended And Restated Pledge And Escrow Agreement


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Americana Distribution, Inc.

                                    By: /s/ Donna Silverman
                                    ------------------------
                                    DONNA SILVERMAN
                                    President and CEO

Dated: January 11, 2006